United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24277	58-1972600
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2084 East 3900 South, Salt Lake City, Utah	84124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on October 4, 2012, by Black Diamond, Inc. (the “Company” or “Black Diamond”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition on October 1, 2012 of PIEPS Holding GmbH and PIEPS GmbH, an Austrian designer and marketer of avalanche beacons and snow safety products. Pursuant to the instructions to Item 9.01 of Form 8-K, Black Diamond hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01           Financial Statements and Exhibits

(a)           Financial Statements of the Business Acquired. The financial statements required by this item are hereby included in Exhibit 99.1 attached hereto.

(b)           Pro Forma Financial Information. The pro forma financial information required by this item is hereby included in Exhibit 99.2 attached hereto.

(d)           Exhibits. The following Exhibits are filed herewith as a part of this Current Report on Form 8-K:

Exhibit	Description

10.1

Agreement, dated September 28, 2012, by and between Gregory Mountain Products and Kabushiki Kaisha A&F (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2012 and incorporated herein by reference).

10.2	Assumption Agreement, dated September 28, 2012, by and between Zions First National Bank, a national banking association and POC USA, LLC (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2012 and incorporated herein by reference).

10.3	Second Substitute Promissory Note, dated September 28, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC and POC USA, LLC, as co-borrowers (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2012 and incorporated herein by reference).

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10.4	Assumption Agreement, dated October 4, 2012, by and between Zions First National Bank, a national banking association, Pieps Corporation, and BD European Holdings, LLC (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2012 and incorporated herein by reference).

10.5	Third Substitute Promissory Note, dated October 4, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC, POC USA, LLC, Pieps Corporation, and BD European Holdings, LLC, as co-borrowers (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2012 and incorporated herein by reference).

10.6	Share Purchase Agreement dated September 24, 2012, by and among Black Diamond Austria GmbH and SEIDEL Privatstiftung (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2012 and incorporated herein by reference).

23.1	Consent of KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft.

99.1	Combined Financial Statements of PIEPS Holding GmbH and PIEPS GmbH as of and for the fiscal year ended March 31, 2012

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Black Diamond, Inc. as of September 30, 2012 and for the fiscal year ended December 31, 2011 and the nine months ended September 30, 2012 and notes thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2012

BLACK DIAMOND, INC.

By:	/s/ Robert Peay
Name: Robert Peay
Title: Chief Financial Officer, Secretary
and Treasurer

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EXHIBIT INDEX

Exhibit	Description

23.1	Consent of KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft.

99.1	Combined Financial Statements of PIEPS Holding GmbH and PIEPS GmbH as of and for the fiscal year ended March 31, 2012

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Black Diamond, Inc. as of September 30, 2012 and for the fiscal year ended December 31, 2011 and nine months ended September 30, 2012 and notes thereto.

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